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                                                                   Exhibit 10.17

(MERRILL LYNCH LOGO)                                                      WAIVER

Collegiate Pacific Inc.
13950 Senlac Drive, Suite 100
Dallas, Texas 75234

     Re: Waiver of Loan Covenant

Ladies and Gentlemen:

     We refer to the WCMA Loan and Security Agreement No. 585-07067 dated December 16, 2003, as amended to date (the "Loan Agreement"), between Merrill Lynch Business Financial Services Inc. ("MLBFS") and Collegiate Pacific Inc. ("Customer") and all other Loan Documents (as defined in the Loan Agreement), including, without limitation, all other agreements between MLBFS and Customer or any party who has guaranteed or provided collateral for Customer's obligations to MLBFS. Capitalized terms used but not defined herein shall have the meanings assigned to those terms in the Loan Agreement.

Covenant Waiver

     Section 3.3(h) of the Loan Agreement requires that Customer's and Business Guarantors' aggregate Fixed Charge Coverage Ratio shall at all times exceed 1.30 to 1.00. Customer has advised MLBFS that as of June 30, 2005, Customer's and Business Guarantors' aggregate Fixed Charge Coverage Ratio was 1.20 to 1.00 (the "Identified Default"), and Customer has requested that MLBFS waive the Identified Default.

     In reliance on the representations and warranties of Customer set forth herein, including, without limitation, that the aggregate Customer's and Business Guarantors' aggregate Fixed Charge Coverage Ratio as at June 30, 2005 was as set forth above (1.20 to 1.00), MLBFS hereby waives the Identified Default without exercising any rights or remedies available as a result of the occurrence thereof. In the event that Customer's and Business Guarantors' aggregate Fixed Charge Coverage Ratio is determined to be less than 1.20 to 1.00 as of June 30, 2005, this waiver of the Identified Default will, at the option of MLBFS, be void. Customer and each Business Guarantor acknowledge and agree that the foregoing waiver is limited precisely as written and, except for the waiver of the Identified Default, all of the terms and conditions of the Loan Documents shall remain in full force and effect in accordance with their respective terms, all of which are hereby ratified and confirmed in all respects.

Miscellaneous

     The effectiveness of this letter is conditioned on MLBFS's receipt of the written acceptance of and agreement to this letter by Customer and Business Guarantors.

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     This letter does not in any manner constitute any waiver of either (a) any of MLBFS's rights, remedies or powers pursuant to the Loan Agreement or any other Loan Document or applicable law, or (b) any Default or Events of Default under the Loan Agreement or the other Loan Documents other than the Identified Default.

     Customer and the Business Guarantors acknowledge, warrant and agree, as a primary inducement to MLBFS to enter into this letter, that: (a) no Default or Event of Default other than the Identified Default has occurred and is continuing under the Loan Documents, (b) each of the representations and warranties of Customer in the Loan Documents are true and correct as of the date hereof and shall be deemed remade as of the date hereof, (c) none of Customer or any of the Business Guarantors have any claim against MLBFS or any of its affiliates arising out of or in connection with the Loan Documents or any other matter whatsoever, and (d) none of Customer or any of the Business Guarantors have any defense to payment of any amounts owing, or any right of counterclaim for any reason under, the Loan Documents.

     Provided that no Default or Event of Default other than the Identified Default shall then have occurred and be continuing under the terms of the Loan Documents, and the condition specified above shall have been met to our satisfaction, this letter will become effective on the date (the "Effective Date") upon which: (a) Customer and the Business Guarantors shall have executed and returned the duplicate copy of this letter, and (b) an officer of MLBFS shall have reviewed and approved this letter as being consistent in all respects with the original internal authorization hereof (as evidenced by the signature of MLBFS below).

     Notwithstanding the foregoing, if for any reason the Effective Date shall not occur within 14 days of the date of this letter, then this letter will, at the sole option of MLBFS, be void.

                                        Very truly yours,

                                        MERRILL LYNCH BUSINESS FINANCIAL
                                           SERVICES INC.


                                        By: /s/ Brian Talty
                                            ------------------------------------
                                        Print Name: Brian Talty
                                        Print Title: VP, Senior Underwriter

Accepted and Agreed:


Borrower:

COLLEGIATE PACIFIC INC.


By: /s/ William R. Estill
-------------------------------------
Print Name: William R. Estill
Print Title: Chief Financial Officer

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Guarantors:

KESSLER TEAM SPORTS INC.


By: /s/ William R. Estill
    ---------------------------------
Print Name: William R. Estill
Print Title: Chief Financial Officer


TOMARK SPORTS INC.


By: /s/ William R. Estill
    ---------------------------------
Print Name: William R. Estill
Print Title: Chief Financial Officer


DIXIE SPORTING GOODS CO., INC.


By: /s/ William R. Estill
    ---------------------------------
Print Name: William R. Estill
Print Title: Chief Financial Officer


CMS OF CENTRAL FLORIDA, INC.


By: /s/ William R. Estill
    ---------------------------------
Print Name: William R. Estill
Print Title: Chief Financial Officer


SALKELD & SONS, INC.


By: /s/ William R. Estill
    ---------------------------------
Print Name: William R. Estill
Print Title: Chief Financial Officer